SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 30, 2000


                         United Australia/Pacific, Inc.
               (Exact Name of Registrant as Specified in Charter)


 State of Colorado                 333-05017                     84-1341958
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)                 Identification #)
  incorporation)



             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
-----------------------

On November 30, 2000, Austar United Communications, Inc. ("Austar United"), a majority owned subsidiary of United Australia/Pacific, Inc., acquired certain spectrum rights from Television and Radio Broadcasting Services Pty. Limited ("TARBS") for A$140.0 ($73.9) million in cash. Austar United paid A$110.0 ($58.1) million upon closing with the balance of A$30.0 ($15.8) million plus interest to be paid on or before August 31, 2001. This spectrum will give Austar United bandwidth in several cities (Sydney, Melbourne, Brisbane, Canberra, Adelaide and Perth) suitable for high speed broadband data, video (including interactive television) and ultimately voice telephony using Voice over Internet Provider ("IP") technology.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(a)    EXHIBITS

       99.1     Press Release dated October 23, 2000

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          United Australia/Pacific, Inc.



DATE:  December 12, 2000                  By: /s/ Valerie L. Cover
                                              --------------------------------
                                              Valerie L. Cover
                                              Controller
                                              (A Duly Authorized Officer
                                              and Principal Financial Officer)